UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2011 (August 23, 2011)

ACCELERIZE NEW MEDIA, INC.
(Exact name of Registrant as Specified in Charter)

DELAWARE	000-52635	20-3858769
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

204 RIVERSIDE AVENUE, NEWPORT BEACH, CALIFORNIA 92663
 (Address of principal executive offices)                   (Zip Code)

(949) 515-2141
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 1.02                      TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03                     CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

ITEM 3.02                      UNREGISTERED SALES OF EQUITY SECURITIES.

On August 23 2011, Accelerize New Media, Inc., or the Company, entered into a first amendment to loan agreement, or the Amendment, with Agility Capital II, LLC, or Agility, which Amendment modified certain terms of the loan agreement, or Loan Agreement, dated as of January 3, 2011, between the Company and Agility.  The Loan Agreement was described in the Company’s Current Report dated January 6, 2011.  The Amendment provides for the Company to borrow an additional $100,000 from Agility.  The Amendment also amends the maturity date of the loan from March 31, 2012 to December 31, 2012, the monthly payment amount of principal from $20,000 to $30,000 and the payment schedule for principal payments from monthly commencing on April 1, 2011 to monthly commencing on January 1, 2012.

In connection with the Amendment, Agility returned the warrant, or the Original Warrant, to purchase 283,019 shares of the Company’s common stock, originally issued in connection with the Loan Agreement, to the Company.  The Company cancelled the Original Warrant on August 23, 2011.

Also in connection with the Amendment, the Company issued to Agility a warrant, or the Warrant, to purchase 600,000 shares of the Company’s common stock at $0.35 per share, subject to certain anti-dilution and price adjustments.  The Warrant is exercisable for 5 years and expires on August 23, 2016.  Upon a default under the Loan Agreement, the number of shares Agility may purchase under the Warrant will increase up to a maximum of 350,000 additional shares.  The Warrant was issued under the exemption provided by Section 4(2) of the Securities Act of 1933, as amended.

The description of the Loan Agreement is not complete and is subject to and qualified in its entirety by reference to the Loan Agreement, a copy of which was filed as Exhibit 10.21 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and incorporated herein by reference.

The descriptions of the Amendment and the Warrant are not complete and are subject to and qualified in their entirety by reference to the Amendment and the Warrant, copies of which are filed as Exhibit 10.1 and 4.1, respectively, to this Current Report and incorporated herein by reference.

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

4.1	Warrant to Purchase Stock issued August 23, 2011.

10.1	First Amendment to Loan Agreement, dated August 23, 2011, between Accelerize New Media, Inc. and Agility Capital II, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2011	ACCELERIZE NEW MEDIA, INC. By: /s/ Brian Ross Brian Ross President and Chief Executive Officer